UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 15, 2007
NUVEEN INVESTMENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11123 (Commission File Number)	36-3817266 (I.R.S. Employer Identification No.)

333 West Wacker Drive, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
Registrant’s telephone number, including area code: (312) 917-7700
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     The following information is being furnished under Items 2.02 and 7.01 of Form 8-K: On October 15, 2007, Nuveen Investments, Inc. (the “Company”) issued a press release announcing the Company’s Third Quarter 2007 earnings. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
     The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 7.01 of this Report, including the information contained in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
     See Item 2.02 — “Results of Operations and Financial Condition” above.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

99.1	Press release of Nuveen Investments, Inc. issued October 15, 2007 (furnished herewith)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVEEN INVESTMENTS, INC.
By:	/s/ John L. MacCarthy
John L. MacCarthy
Senior Vice President

Dated: October 15, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release of Nuveen Investments, Inc. issued October 15, 2007 (furnished herewith)